SCUDDER
                                                                     INVESTMENTS

Income Funds II

Scudder Income Fund

Supplement to Prospectus Dated March 1, 2001
as revised June 25, 2001

CLASS I SHARES
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Scudder Income Fund currently offers six classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the fund's prospectus, and Class I shares, which are described in the prospectus as supplemented hereby. In addition, the fund offers Class S and Class AARP shares which are described in the fund's prospectus dated May 1, 2001. When placing purchase orders, investors must specify for which class of shares they are ordering.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Zurich Scudder Investments, Inc. (the "Advisor") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in the fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans), unaffiliated banks and insurance companies purchasing for their own accounts, and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1,000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in the fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a fund; and (6) investment companies managed by the Advisor that invest primarily in other investment companies.

Class I shares currently are available for purchase only from Scudder Distributors, Inc. ("SDI"), principal underwriter for the fund, and in the case of category 4 above, selected dealers authorized by SDI.

The following information supplements the indicated sections of the prospectus.

Performance

The table shows how the performance figures for the fund's Class S shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The performance of both the fund and the index vary over time. Class I shares do not have a full calendar year of performance, therefore their performance data is not provided. Class S shares are invested in the same portfolio. The annual returns for Class S shares differ only to the extent that the classes have different fees and expenses. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Average Annual Total Returns -- Class S shares

For periods ended
December 31, 2000          One Year      Five Years      Ten Years
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Class S shares               9.79%         5.22%           7.49%
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Index                       11.63          6.46            7.96
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Index: Lehman Brothers Aggregate Bond Index, an unmanaged, market-weighted measure of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities.

Total returns for 1998 through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the fund. Shareholder Fees, paid directly from your investment.

                                  Maximum
                                 Contingent    Maximum
                     Maximum      Deferred      Sales
                  Sales Charge     Sales        Charge
                     (Load)        Charge       (Load)
                   Imposed on      (Load)     Imposed on
                  Purchases (%     (% of      Reinvested
                   of offering   redemption   Dividends/   Redemption  Exchange
                     price)      proceeds)   Distributions     Fee        Fee
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Scudder Income
Fund                  None          None         None        None        None
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Annual Operating Expenses, deducted from fund assets.

                                                                   Total Annual
                                                                       Fund
                         Management     Distribution    Other       Operating
                            Fee         (12b-1) Fees  Expenses*      Expenses
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Scudder Income Fund**        0.52%          None        0.10%         0.62%
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*   Includes a fixed rate administrative fee of 0.10%.
** Estimated since no Class I shares of the fund were issued as of its fiscal year end.

Example

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Fees and expenses if you sold shares after:

                                          1 Year   3 Years   5 Years  10 Years
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Scudder Income Fund                         $63      $199     $346      $774
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Financial Highlights

Because there are no Class I shares of Scudder Income Fund issued as of the date of this supplement, there is no financial data for these shares.

Special Features

Shareholders of the fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds -- Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates and (ii) Class I shares of any other mutual fund. Conversely, shareholders of Zurich Money Funds -- Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates may exchange their shares for Class I shares of any other mutual fund to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for the other classes of the fund.










June 25, 2001